    As filed with the Securities and Exchange Commission on August 8, 2000

                                                    Registration No.  333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        -------------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                        -------------------------------

                          SUNRISE TELECOM INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)

                        -------------------------------

                    Delaware                   77-0291197
          (State or Other Jurisdiction of   (I.R.S. Employer
           Incorporation or Organization)   Identification No.)

                            22 Great Oaks Boulevard
                           San Jose, California 95119
                    (Address of Principal Executive Offices)

                        -------------------------------

                          Sunrise Telecom Incorporated
                             1993 Stock Option Plan
                                2000 Stock Plan
                       2000 Employee Stock Purchase Plan
                           (Full Title of the Plans)

                        -------------------------------

                              Paul Ker-Chin Chang
                     Chief Executive Officer and President
                          Sunrise Telecom Incorporated
                            22 Great Oaks Boulevard
                           San Jose, California 95119
                    (Name and Address of Agent  For Service)

                                 (408) 363-8000
         (Telephone Number, Including Area Code, of Agent For Service)

                                   Copies to:

                              John F. Seegal, Esq.
                       Orrick, Herrington & Sutcliffe LLP
                       Old Federal Reserve Bank Building
                               400 Sansome Street
                     San Francisco, California  94111-3143
                                 (415) 392-1122

                        CALCULATION OF REGISTRATION FEE

=========================================================================================================================
                                                Amount              Proposed               Proposed            Amount of
  Title of Securities to be Registered           To Be          Maximum Offering       Maximum Aggregate     Registration
                                            Registered (1)     Price Per Share (2)     Offering Price (2)        Fee
-------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.001 per share    8,626,905 shares                $27.50           $237,234,151          $62,630
=========================================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under any of the Plans by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.
(2) The Proposed Maximum Offering Price Per Share represents a weighted average of the following estimates calculated in accordance with Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act"). With respect to 2,897,527 shares subject to outstanding options to purchase Common Stock under the plans described above (collectively, the "Plans"), the Proposed Maximum Offering Price Per Share is equal to the weighted average exercise price of $2.69 per share pursuant to Rule 457(h) under the Securities Act. With respect to 5,729,378 shares of Common Stock available for future grant under the Plans, the estimated Proposed Maximum Offering Price Per Share was calculated pursuant to Rules 457(c) and 457(h) under the Securities Act on the basis of $40.00 per share, the average of the high and low price of the Common Stock on the Nasdaq National Market on August 3, 2000.

This Registration Statement shall become effective immediately upon filing with the Securities and Exchange Commission, and sales of the registered securities will begin as soon as reasonably practicable after such effective date.
===============================================================================

                                    PART I

Item 1.  Plan Information *

Item 2.  Registrant Information and Employee Plan Annual Information *

    * Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933 (the "Securities Act") and the Note to Part I of Form S-8.

                                    PART II

Item 3.  Incorporation of Certain Documents by Reference

         Sunrise Telecom Incorporated (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "Commission"):

    (a) The Registrant's prospectus filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act filed with the SEC on July 12, 2000, in connection with the Registrant's Registration No. 333-32070, in which there is set forth the audited financial statements for the Registrant's fiscal year ended December 31, 1999; and

    (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since the end of the fiscal year covered by the Registrant document referred to in (a) above.

    (c) The Registrant's Registration Statement No. 000-30757 on Form 8-A12G filed with the SEC on June 6, 2000, in which are described the terms, rights and provisions applicable to the Registrant's Common Stock.

  All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4.  Description of Securities

  Inapplicable.

Item 5.  Interests of Named Experts and Counsel

  Inapplicable.

Item 6.  Indemnification of Directors and Officers

  Section 145 of the General Corporation Law of the State of Delaware
("Delaware Law") authorizes a Delaware corporation to indemnify officers, directors, employees and agents of the corporation, in connection with actual or threatened actions, suits or proceedings provided that such officer, director, employee or agent acted in good faith and in a manner such officer reasonably believed to be in or not opposed to the corporation's best interests, and, for criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. This authority is sufficiently broad to permit indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act.

  The Registrant's Restated Certificate of Incorporation and By-laws provide for indemnification of officers and directors to the fullest extent permitted by Delaware Law. In addition, the Registrant has, and intends in the future to enter into, agreements to provide indemnification for directors and officers in addition to that contained in the Restated Certificate of Incorporation and By-laws.

Item 7.  Exemption From Registration Claimed

  Inapplicable.

Item 8.  Exhibits

    Exhibit
    Number     Name
    ------     ----

     4 Instruments Defining the Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 000-30757 on Form 8-A12G, together with any exhibits thereto, which are incorporated herein by reference pursuant to Item 3(c) to this Registration Statement.

     5.1       Opinion of Orrick, Herrington & Sutcliffe LLP.

     23.1      Consent of KPMG LLP.

     23.2      Consent of Orrick, Herrington & Sutcliffe LLP is included in
               Exhibit 5.1 to this Registration Statement.

     24 Powers of Attorney is included on signature page of this Registration Statement.

     99.1      1993 Stock Option Plan.

     99.2 2000 Stock Plan (incorporated by reference from Exhibit No. 10.7 to Registrant's Registration Statement No. 333-32070 on Form S-1/A filed with the SEC on June 9, 2000).

     99.3      Form of Nonstatutory Stock Option Agreement.

     99.4      Form of Incentive Stock Option Agreement.

     99.5 2000 Employee Stock Purchase Plan (incorporated by reference from Exhibit No. 10.8 to Registrant's Registration Statement No. 333-32070 on Form S-1/A filed with the SEC on June 9, 2000).

Item 9.  Undertakings

 (a) The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California on the 7th of August, 2000.

                                    SUNRISE TELECOM INCORPORATED.
                                    (Registrant)


                                    By: /s/ Paul Ker-Chin Chang
                                        -----------------------
                                        Paul Ker-Chin Chang
                                        President and Chief Executive Officer


                               POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS:

  Each of the undersigned directors of Sunrise Telecom Incorporated a Delaware corporation (the "Company"), hereby constitutes and appoints Paul Ker-Chin Chang his or her true and lawful attorneys-in-fact, with full power of substitution, for him or her and in his or her name, place and stead, in his or her capacity as a director, to execute a Registration Statement or Registration Statements on Form S-8 under the Securities Act of 1933, as amended, relating to 8,626,905 shares of Common Stock that are issuable under the Sunrise Telecom Incorporated 1993 Stock Option Plan, 2000 Stock Plan, and 2000 Employee Stock Purchase Plan (the "Plans") and any and all amendments (including post-effective amendments) to such Registration Statements, and to file such Registration Statements and any and all amendments thereto, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes, as he or she might or could do in person, and ratify and confirm all that such attorneys-in-fact or their substitutes may lawfully do or cause to be done by virtue hereof, and hereby consents to such registration of the Shares and the issuance thereof pursuant to the terms of the Plan.

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            Signature                            Title                          Date
            ---------                            -----                          ----

                                        Chairman, President and            August 7, 2000
                                        Chief Executive Officer
/s/ Paul Ker-Chin Chang              (Principal Executive Officer)
---------------------------------
Paul Ker-Chin Chang

                                      Chief Financial Officer and          August 7, 2000
/s/ Peter L. Eidelman                          Treasurer
---------------------------------   (Principal Accounting Officer)
Peter L. Eidelman

                                               Director                    August 7, 2000
/s/ Paul A. Marshall
---------------------------------
Paul A. Marshall

            Signature                            Title                          Date
            ---------                            -----                          ----
                                               Director                    August 7, 2000
/s/ Robert C. Pfeiffer
---------------------------------
Robert C. Pfeiffer

                                               Director

---------------------------------
Patrick Peng-Koon Ang


                                               Director

---------------------------------
Henry P. Huff


                                               Director                    August 7, 2000
/s/ Jennifer J. Walt
---------------------------------
Jennifer J. Walt


                                 EXHIBIT INDEX

Exhibit                                                                   Page
Number    Name                                                           Number
------    ----                                                           ------

4 Instruments Defining the Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 000-30757 on Form 8-A12G, together with any exhibits thereto, which are incorporated herein by reference pursuant to Item 3(c) to this Registration Statement.

5.1       Opinion of Orrick, Herrington & Sutcliffe LLP.

23.1      Consent of KPMG LLP.

23.2      Consent of Orrick, Herrington & Sutcliffe LLP is included in Exhibit
          5.1 to this Registration Statement.

24 Powers of Attorney is included on signature page of this Registration Statement.

99.1      1993 Stock Option Plan.

99.2 2000 Stock Plan (incorporated by reference from Exhibit No. 10.7 to Registrant's Registration Statement No. 333-32070 on Form S-1/A filed with the SEC on June 9, 2000).

99.3      Form of Nonstatutory Stock Option Agreement.

99.4      Form of Incentive Stock Option Agreement.

99.5 2000 Employee Stock Purchase Plan (incorporated by reference from Exhibit No. 10.8 to Registrant's Registration Statement No. 333-32070 on Form S-1/A filed with the SEC on June 9, 2000).